UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32955	76-0675953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 222-6966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	HUSA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Share Exchange Agreement

On February 20, 2025, Houston American Energy Corp., a Delaware corporation (“HUSA” or the “Company”), entered into a share exchange agreement (the “Share Exchange Agreement”) with Abundia Financial, LLC, a Delaware limited liability company (“Abundia Financial”), and Bower Family Holdings, LLC, a North Carolina limited liability company (“BFH”, and together with Abundia Financial, the “AGIG Unitholders”). The AGIG Unitholders are the record and beneficial owners of all the issued and outstanding units of Abundia Global Impact Group, LLC, a Delaware limited liability company (“AGIG”).

Pursuant to the Share Exchange Agreement, HUSA will acquire all of the outstanding units of AGIG from the AGIG Unitholders in exchange for issuing to the AGIG Unitholders a number of shares of HUSA common stock equal to 94% of all the issued and outstanding common stock of HUSA at the time of the closing of the Share Exchange Agreement (the “Share Exchange”). The Share Exchange contains customary representations, warranties, covenants, and other agreements by the Company and the AGIG Unitholders and remains subject to customary closing conditions, including the condition that our stockholders approve the Share Exchange Agreement and the transactions contemplated thereby, including the Share Exchange.

Immediately following the completion of the Share Exchange, AGIG will be a wholly-owned subsidiary of HUSA. Outstanding shares of HUSA common stock will remain outstanding and unaffected upon completion of the Share Exchange. HUSA common stock will continue to be registered under the Securities Exchange Act of 1934 immediately following the Share Exchange. The Share Exchange Agreement requires the Company to use commercially reasonable efforts to undertake a reverse stock split of its common stock, at a ratio to be determined by the Company’s board of directors (the “Board”), in order to comply with NYSE American listing standards.

Upon the completion of the Share Exchange, the Board shall appoint AGIG’s Chief Executive Officer, Edward Gillespie, to the Board. Mr. Gillespie will enter into the Company’s customary director indemnification agreement.

The securities to be issued in the Share Exchange will be issued in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated under Regulation D f the Securities Act.

The foregoing description of the Share Exchange Agreement is only a summary and is qualified in its entirety by reference to the full text of the Share Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Share Exchange with the AGIG Unitholders is hereby incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On February 24, 2025, the Company issued a press release announcing the entry into the Share Exchange Agreement. The full text of the press release is attached as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release may include, but are not limited to, statements with respect to (i) AGIG’s growth prospects and market size; (ii) AGIG’s projected financial and operational performance; (iii) new product and service offerings by AGIG may introduce in the future; (iv) the potential acquisition, including the likelihood and ability of the parties to consummate the potential acquisition successfully; (v) the risk the proposed acquisition may not be completed in a timely manner or at all, which may adversely affect the price of HUSA’s securities; (vi) the failure to satisfy the conditions to the consummation of the proposed acquisition, including the approval of the proposed acquisition by the stockholders of HUSA (vii) the effect of the announcement or pendency of the proposed acquisition on HUSA’s or AGIG’s business relationships, performance and business generally; (viii) the outcome of any legal proceedings that may be instituted against HUSA or AGIG related to the proposed acquisition or any agreement related thereto; (ix) the ability to maintain the listing of HUSA on NYSE American; (x) the price of HUSA’s securities, including volatility resulting from changes in the competitive and regulated industry in which AGIG operates, variations in performance across competitors, changes in laws and regulations affecting AGIG’s business; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed acquisition and identify and realize additional opportunities; and (xii) other statements regarding HUSA’s or AGIG’s expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

With respect to the forward-looking information contained in this news release, the company has made numerous assumptions. While the company considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Additionally, there are known and unknown risk factors which could cause the company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing our business is disclosed in our Annual Report on Form 10-K and other filings with the SEC on www.sec.gov. You should carefully consider those risks and uncertainties, as well as those described in the “Risk Factors” section of HUSA’s proxy statement relating to the proposed acquisition, which is expected to be filed by HUSA with the SEC, other documents filed by HUSA from time to time with SEC, and any risk factors made available to you in connection with HUSA, AGIG, and the proposed acquisition. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of HUSA and AGIG) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. HUSA and AGIG caution that the foregoing list of factors is not exclusive.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and the company disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Exchange Agreement dated February 20, 2025, between Houston American Energy Corp., Abundia Financial, LLC, and Bower Family Holdings, LLC.
99.1	Press Release dated February 24, 2025.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Date: February 24, 2025	By:	/s/ Peter Longo
	Name:	Peter Longo
	Title:	Chief Executive Officer